QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2001

HearMe
(Exact name of registrant as specified in its charter)

000-25399
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	94-3217317 (I.R.S. Employer Identification No.)

685 Clyde Avenue
Mountain View, California 94043
(Address of principal executive offices, with zip code)

(650) 429-3900
(Registrant's telephone number, including area code)

Item 5. Other Events.

    On July 30, 2001, HearMe announced its intent to close normal business operations and pursue a sale of its assets. Further details are set forth in the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits

99.1	Press Release dated July 30, 2001 announcing HearMe's intent to close normal business operation and pursue a sale of its assets.

2

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HearMe (Registrant)
Date:	August 1, 2001	By:	/s/ Linda R. Palmor Linda R. Palmor Chief Financial Officer

3

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated July 30, 2001 announcing HearMe's intent to close normal business operation and pursue a sale of its assets.

QuickLinks

  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS